UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:
(Date of earliest event reported)
August 27, 2008
FROZEN FOOD EXPRESS INDUSTRIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Texas (State or Other Jurisdiction of Incorporation)	1-10006 (Commission File Number)	75-1301831 (IRS Employer Identification No.)
1145 Empire Central Place Dallas, Texas 75247-4309 (Address of Principal Executive Offices)		(214) 630-8090 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Section 8- Other Events
ITEM 8.01.	Other Events

On August 27, 2008, the Registrant’s Board of Directors declared a quarterly cash dividend of $0.03 per share of the Registrant’s Common Stock to be paid on September 23, 2008 to holders of record as of September 8, 2008.  A copy of the press release announcing this action is furnished, but not filed, with the Commission as Exhibit 99.1, regarding the payment of a cash dividend, to this Current Report on Form 8-K.

 Section 9-Financial Statements and Exhibits
ITEM 9.01.	Financial Statements and Exhibits
(d) EXHIBITS
The following exhibits are filed pursuant to Item 9.01 of Form 8-K.
99.1	Press Release, regarding the payment of a cash dividend, dated August 27, 2008 of Frozen Food Express Industries, Inc.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
FROZEN FOOD EXPRESS INDUSTRIES, INC.
Dated: September 2, 2008	By:	/s/ Thomas G. Yetter
Thomas G. Yetter Senior Vice President and Chief Financial Officer (Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Exhibit Title
99.1	Press Release, regarding the payment of a cash dividend, dated August 27, 2008 of Frozen Food Express Industries, Inc.